AXP(R)
     Tax-Exempt
         Bond
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Tax-Exempt Bond Fund seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investments.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

From the Chairman                                        2

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

The Fund's Long-term Performance                        10

Investments in Securities                               11

Financial Statements                                    21

Notes to Financial Statements                           24

Independent Auditors' Report                            31

Federal Income Tax Information                          32

Board Members and Officers                              35

Results of Meeting of Shareholders                      38

From the Chairman

(photo of) Arne H. Carlson

Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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2 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT
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From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT
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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT
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Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT
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Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                  Terry Seierstad, CFA
Tenure/since                                                       1/93
Years in industry                                                    30

FUND OBJECTIVE

For investors seeking as much current income exempt from federal taxes as possible with only modest risk to their investments.

Inception dates

A: 11/24/76       B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols

A: INTAX          B: ITEBX          C: --            Y: --

Total net assets                                         $894.4 million

Number of holdings                                    approximately 170

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
          X      X    HIGH
                      MEDIUM  QUALITY
                      LOW

TOP FIVE STATES

Percentage of portfolio assets

Illinois                                                           10.4%
New York                                                            8.9
Texas                                                               8.6
New Jersey                                                          7.3
California                                                          6.6

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          61.6%
AA bonds                                                           17.3
A bonds                                                             5.2
BAA bonds                                                           5.6

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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6 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q: How did AXP Tax-Exempt Bond Fund perform for the 12-month period ended Nov. 30, 2002?

A: For the period, Class A shares of the Fund returned 4.30%, excluding sales charges. By comparison, the Lehman Brothers Municipal Bond Index returned 6.32%, while the Lipper General Municipal Debt Funds Index generated a return of 5.11% over the same timeframe.

Q:  What factors affected the Fund's performance during the period?

A: At the beginning of the period, the economy began to recover after a sluggish 2001. The improving economy raised concerns about the possibility of higher inflation. As a result, interest rates moved higher, creating a somewhat less favorable environment for the Fund. For several months, interest rates fluctuated, as data about the strength of the economy was mixed. When it became clear that the economic recovery might be steady but not as robust as we expected, interest rates trended downward. With expectations for a stronger economy, we had positioned the Fund for a higher interest-rate environment. Because we did not anticipate the dramatic decline in interest rates, the Fund underperformed.

    As the period progressed, the lackluster economic recovery was just one of several factors concerning investors. Geo-political problems, concerns about corporate governance and a rapidly declining stock market also took their toll on investor confidence. Against this backdrop, investors became risk-averse and sought quality and safety above almost everything else. Municipal bonds benefited from this flight to quality. In managing the Fund, we favored high-quality, intermediate-term bonds. This strategy aided the Fund's results, because

(bar graph)
                PERFORMANCE COMPARISON
           For the year ended Nov. 30, 2002
10%
 8%                     (bar 2)      (bar 3)
 6%        (bar 1)      +6.32%       +5.11%
 4%        +4.30%
 2%
 0%

(bar 1) AXP Tax-Exempt Bond Fund Class A (excluding sales charge)

(bar 2) Lehman Brothers Municipal Bond Index (unmanaged)

(bar 3) Lipper General Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > We favored high-quality, intermediate-term bonds, and this strategy aided the Fund's results. (end callout quote)

    as yields declined, prices on intermediate-term securities in the portfolio rose. However, the price appreciation that resulted from declining yields was not enough to boost the Fund's return so that it was in line with the performance of its benchmarks.

Q:  What changes did you make to the Fund's portfolio?

A: At first, we were more skeptical about the short-term outlook for bonds because we believed the economic recovery would be stronger. As a result of that view, we adopted an investment approach that emphasized higher-quality, intermediate-term bonds. When the economy failed to gather much momentum, we shifted our view, but not our approach. We believed that bonds would be relatively strong performers. Therefore, we kept our focus on quality and on securities with

AVERAGE ANNUAL TOTAL RETURNS

as of Nov. 30, 2002
                                Class A                   Class B                   Class C                    Class Y
(Inception dates)             (11/24/76)                 (3/20/95)                 (6/26/00)                  (3/20/95)
                          NAV(1)       POP(2)      NAV(1)   After CDSC(3)     NAV(1)   After CDSC(4)     NAV(5)      POP(5)
1 year                   +4.30%        -0.65%      +3.77%       -0.23%        +3.52%       +3.52%       +4.40%       +4.40%
5 years                  +4.69%        +3.68%      +3.95%       +3.78%          N/A          N/A        +4.87%       +4.87%
10 years                 +5.74%        +5.23%        N/A           N/A          N/A          N/A          N/A          N/A
Since inception            N/A           N/A       +5.02%       +5.02%        +6.51%       +6.51%       +5.95%       +5.95%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Questions & Answers

    intermediate-term maturities. Throughout the 12 months, we were virtually fully invested, avoiding cash holdings as much as possible in order to maintain a competitive dividend yield.

    During the period we entered into Bond Market Association (BMA) swaps as a tool to help manage the portfolio's duration. We use BMA swaps as a substitute for Treasury futures because of the considerable basis risk (taxable rates versus tax-exempt rates) associated with Treasury futures. By using BMA swaps we are able to adjust the Fund's duration quickly, without buying or selling bonds. In this period the swaps detracted from Fund performance. However, the portfolio as a whole benefited as bond values increased. Prior to the end of the period, we sold out of our swaps positions. We currently are not invested in any swaps, however, it is possible we may use them again in the future.

Q:  What is your outlook for the months ahead?

A: We believe that economic growth will continue to be relatively slow. A slow-growth environment coupled with little inflation risk is likely to result in a relatively higher and a less-favorable interest-rate environment. We will continue to focus on bonds from high-quality issuers in the intermediate part of the market that are structured with what we consider to be favorable call protection. We believe this strategy will result in solid, long-term performance for the Fund.

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9 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Tax-Exempt Bond Fund Class A shares (from 12/1/92 to 11/30/02) as compared to the performance of two widely cited performance indices, Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP TAX-EXEMPT BOND FUND

$20,000

$15,000        (solid line) AXP Tax-Exempt Bond Fund Class A

$10,000        (dotted line) Lehman Brothers Municipal Bond Index(1)

 $5,500        (dashed line) Lipper General Municipal Debt Funds Index(2)

        '92    '93   '94    `95    `96   `97    `98   `99    `00    `01   `02

(solid line) AXP Tax-Exempt Bond Fund Class A $16,647

(dotted line) Lehman Brothers Municipal Bond Index(1) $18,937

(dashed line) Lipper General Municipal Debt Funds Index(2) $17,712

(1) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper General Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

             Average Annual Total Returns
     Class A with Sales Charge as of Nov. 30, 2002

1 year                                             -0.65%
5 years                                            +3.68%
10 years                                           +5.23%
Since inception                                      N/A

Results for other share classes can be found on page 8.

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10 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP Tax-Exempt Bond Fund

Nov. 30, 2002
(Percentages represent value of investments compared to net assets)

Municipal bonds (95.3%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(c)

Alaska (1.6%)

North Slope Borough
     Capital Appreciation Unlimited
     General Obligation Bonds
     Zero Coupon Series 1992A
     (MBIA Insured)
         06-30-03              2.02%              $8,500,000(b)       $8,426,815
North Slope Borough
     General Obligation Bonds
     Zero Coupon Series 1994B
     (CGIC Insured)
         06-30-04              7.05                3,000,000(b)        2,908,200
         06-30-05              7.15                3,000,000(b)        2,819,070
Total                                                                 14,154,085

Arizona (5.0%)

Maricopa County
     Industrial Development Authority
     Multi-family Housing
     Revenue Bonds Series 1996A
         07-01-26              6.63                2,500,000           2,861,625
Phoenix Industrial Development Authority
     Refunding Revenue Bonds
     Christian Care Apartments
     Series 1995A
         01-01-16              6.25                2,000,000           2,040,400
Phoenix Industrial Development Authority
     Single Family Mtge Capital Appreciation
     Revenue Bonds Zero Coupon Series 1983
     Escrowed to Maturity
         12-01-14              6.70               39,000,000(b)       22,511,970
Phoenix Junior Lien Street & Highway User
     Refunding Revenue Bonds Series 1992
         07-01-11              6.25                1,355,000           1,386,409
Scottsdale Municipal Property
     Excise Tax Refunding
     Revenue Bonds Series 2002
         07-01-13              5.50                3,505,000           3,961,561
State Agriculture Improvement & Power District
     Refunding Revenue Bonds Salt River Project
     Series 2002C
         01-01-10              5.00                6,050,000           6,548,036
State School Facilities Board
     School Improvement Revenue Bonds
     Series 2001
         07-01-03              5.00                2,000,000           2,043,480
State School Facilities Board
     School Improvement Revenue Bonds
     Series 2002
         07-01-12              5.50                3,030,000           3,417,234
Total                                                                 44,770,715

California (7.0%)

Orange County Certificates of Participation
     Civic Center Facility Capital Appreciation
     Refunding Bonds Zero Coupon Series 1991
     (AMBAC Insured)
         12-01-18              6.97               13,795,000(b)        6,122,773
Sacramento Cogeneration Authority
     Pre-refunded Revenue Bonds
     Procter & Gamble Series 1995
         07-01-14              6.50                5,000,000           5,687,200
State Department of Water Resources
     Power Supply Revenue Bonds
     Series 2002A (MBIA Insured)
         05-01-09              5.25               17,000,000          18,904,001
State General Obligation Bonds
     Residual Certificates Series 1999
     Inverse Floater (MBIA Insured)
         12-01-15             10.26                8,120,000(f)        9,703,562
State Public Works Board
     California Community Colleges Lease
     Pre-refunded Revenue Bonds
     Series 1994
         03-01-19              7.00                3,900,000           4,242,966

See accompanying notes to investments in securities.

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11 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(c)

California (cont.)

State Public Works Board
     University of California
     Lease Refunding Revenue Bonds
     Series 1993A
         06-01-14              5.50%              $7,275,000          $8,145,017
Ukiah Unified School District
     Mendocino County
     Certificates of Participation
     Series 1993A
         09-01-10              6.00                3,790,000           3,901,350
West Covina Redevelopment Agency
     Community Facilities District
     Special Tax Refunding Bonds
     Series 1996
         09-01-17              6.00                5,000,000           5,714,500
Total                                                                 62,421,369

Colorado (2.2%)

Arapahoe County Public Highway Authority
     Capital Improvement Trust Fund
     E-470 Highway
     Pre-refunded Revenue Bonds
     Series 1986
         08-31-26              7.00                5,685,000           6,594,259
Dawson Ridge Metropolitan District
     Limited General Obligation Bonds
     Zero Coupon Series 1992A
         10-01-22              6.62                7,500,000(b)        2,580,150
E-470 Public Highway Authority
     Revenue Bonds Capital Appreciation
     Zero Coupon Series 2000B
     (MBIA Insured)
         09-01-20              6.20                6,000,000(b)        2,337,600
North Range Metropolitan District #1
     Limited Tax General Obligation Bonds
     Commerce City Series 2001
         12-15-31              7.25                5,000,000           4,981,700
Trailmark Metropolitan District Limited
     General Obligation Bonds
     Series 1999A
         12-01-18              5.80                3,165,000           3,097,269
Total                                                                 19,590,978

Connecticut (2.9%)

State General Obligation Bonds
     Series 1992A
         03-15-06              6.40                8,000,000           9,013,680
State General Obligation Bonds
     Series 2002C
         12-15-03              3.00                8,520,000           8,667,226
State General Obligation Bonds
     Series 2002F
         10-15-09              5.00                2,615,000           2,873,440
         10-15-10              5.00                4,685,000           5,119,159
Total                                                                 25,673,505

District of Columbia (3.4%)

District Unlimited Tax Capital Appreciation
     General Obligation Bonds
     Zero Coupon Series 1994B
     (MBIA Insured)
         06-01-13              6.63               23,945,000(b)       14,910,791
District Unlimited Tax Pre-refunded
     Capital Appreciation General Obligation Bonds
     Zero Coupon Series 1994B (MBIA Insured)
         06-01-14              6.64                8,315,000(b)        4,883,233
District Unlimited Tax Un-refunded
     Capital Appreciation General Obligation Bonds
     Zero Coupon Series 1994B (MBIA Insured)
         06-01-14              6.64               18,100,000(b)       10,522,797
Total                                                                 30,316,821

Florida (2.0%)

Broward County Resource Recovery
     Revenue Bonds Wheelabrator Series 2001A
         12-01-08              5.50                6,190,000           6,710,208
Broward County School Board Certificates of
     Participation Series 2002B (FSA Insured)
         07-01-03              3.50                2,295,000           2,323,825
Miami-Dade County Capital Asset Acquisition
     Special Obligation Bonds
     Series 2002A (AMBAC Insured)
         04-01-13              5.00                6,860,000           7,399,676
State Municipal Loan Council
     Capital Appreciation Revenue Bonds
     Zero Coupon Series 2000A (MBIA Insured)
         04-01-20              6.02                4,360,000(b)        1,742,518
Total                                                                 18,176,227

See accompanying notes to investments in securities.

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12 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of issue(c)

Georgia (0.3%)

Richmond County Development Authority
     Revenue Bonds Zero Coupon Series 1991
     Escrowed to Maturity
         12-01-21              5.74%              $7,880,000(b)       $2,877,461

Hawaii (1.1%)

State Unlimited General Obligation Bonds
     Series 2002C (FSA Insured)
         07-01-10              5.25                9,065,000           9,955,546

Idaho (0.4%)

State Health Facilities Authority
     Revenue Bonds
     Bannock Regional Medical Center
     Series 1995
         05-01-17              6.38                1,450,000           1,509,885
         05-01-25              6.13                2,250,000           2,265,300
Total                                                                  3,775,185

Illinois (10.9%)

Alton Madison County Hospital Facilities
     Refunding Revenue Bonds
     St. Anthony's Health Center Series 1996
         09-01-10              6.00                2,975,000           3,001,567
         09-01-14              6.00                1,765,000           1,683,281
Cook & Will Counties Township High School
     District #206 Capital Appreciation Bonds
     Zero Coupon Series 1992C (AMBAC Insured)
         12-01-10              6.55                2,605,000(b)        1,885,317
Cook County Community
     Consolidated School District #21
     Capital Appreciation General Obligation Bonds
     Zero Coupon Series 2000 (FSA Insured)
         12-01-19              6.03                3,140,000(b)        1,283,632
Cook County School District #170
     Chicago Heights Pre-refunded
     Capital Appreciation Bonds
     Zero Coupon Series 1992C
     (AMBAC Insured)
         12-01-09              6.50                2,155,000(b)        1,652,045
         12-01-10              6.55                2,155,000(b)        1,559,638
Metropolitan Pier & Exposition Authority
     Dedicated State Tax Capital Appreciation
     Refunding Revenue Bonds McCormick
     Place Expansion Zero Coupon Series 1993A
     Escrowed to Maturity (FGIC Insured)
         06-15-10              6.64               10,760,000(b)        7,916,132
         06-15-16              6.80                9,000,000(b)        4,604,400
         06-15-21              6.54                1,870,000(b)          689,899
Metropolitan Pier & Exposition Authority
     Dedicated State Tax Capital Appreciation
     Un-refunded Revenue Bonds McCormick
     Place Expansion Zero Coupon Series 1993A
     (FGIC Insured)
         06-15-10              6.64                  240,000(b)          176,438
         06-15-21              6.54                3,130,000(b)        1,148,522
State Development Finance Authority
     Pollution Control Refunding Revenue Bonds
     Illinois Power Series 1991A
         07-01-21              7.38               10,000,000          11,787,200
State Development Finance Authority
     Regency Park Retirement Housing
     Revenue Bonds Zero Coupon
     Series 1991A Escrowed to Maturity
         07-15-23              6.68                5,000,000(b)        1,622,400
State Development Finance Authority
     Regency Park Retirement Housing
     Revenue Bonds Zero Coupon
     Series 1991B Escrowed to Maturity
         07-15-25              6.50               10,000,000(b)        2,877,600
State Development Finance Authority
     Retirement Housing Revenue Bonds
     Zero Coupon Series 1990 Escrowed to Maturity
         04-15-20              7.75               13,745,000(b)        5,536,486
State Educational Facilities Authority
     Pre-refunded Revenue Bonds
     Columbia College Series 1992
         12-01-17              6.88                1,930,000           2,120,395
State Educational Facilities Authority
     Un-refunded Revenue Bonds
     Columbia College Series 1992
         12-01-17              6.88                  830,000             853,605
State Health Facilities Authority
     Refunding Revenue Bonds
     Masonic Medical Center
     Series 1993
         10-01-19              5.50                5,000,000           5,266,700

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of issue(c)

Illinois (cont.)

State Sales Tax Revenue Bonds 1st Series 2002
         06-15-10              5.00%              $6,000,000          $6,493,260
State Unlimited General Obligation Bonds
     1st Series 2002
         10-01-10              5.00                3,450,000           3,744,044
State Unlimited General Obligation Refunding
     Revenue Bonds 1st Series 2002 (MBIA Insured)
         08-01-14              5.50               25,000,000          27,777,499
University of Illinois Auxiliary
     Facilities Revenue Bonds
     Zero Coupon Series 1991 (AMBAC Insured)
         04-01-03              3.16                3,890,000(b)        3,870,861
Will County United School District #365
     Unlimited Tax General Obligation
     Revenue Bonds Series 2001 (FSA Insured)
         11-01-03              3.50                  920,000             938,345
Total                                                                 98,489,266

Indiana (1.8%)

Seymour Economic Development
     Revenue Bonds
     Union Camp Series 1992
         07-01-12              6.25                2,870,000           3,098,481
State Transportation Finance Authority
     Highway Revenue Bonds
     Series 1990A
         06-01-15              7.25                2,210,000           2,715,029
         06-01-15              7.25                7,790,000           9,843,132
Total                                                                 15,656,642

Kentucky (0.9%)

Muhlenberg County Hospital
     Refunding Revenue Bonds
     Muhlenberg Community Hospital
     Series 1996
         07-01-10              6.75                2,855,000           2,959,322
Owensboro Electric Light & Power
     Refunding Revenue Bonds
     Zero Coupon Series 1991B (AMBAC Insured)
         01-01-15              6.65                9,125,000(b)        5,130,713
Total                                                                  8,090,035

Louisiana (1.8%)

New Orleans Capital Appreciation
     General Obligation Refunding
     Revenue Bonds Zero Coupon
     Series 1991 (AMBAC Insured)
         09-01-12              6.63                6,250,000(b)        4,076,063
New Orleans Home Mtge Authority
     Special Obligation Refunding Bonds
     Series 1992 Escrowed to Maturity
         01-15-11              6.25                9,000,000          10,459,800
State Public Facilities Authority
     Revenue Bonds Centenary College
     Series 1997
         02-01-17              5.90                1,000,000           1,137,230
Total                                                                 15,673,093

Massachusetts (6.6%)

Route 3 North Transportation
     Improvement Association Lease
     Revenue Bonds Series 2000
     Inverse Floater (MBIA Insured)
         06-15-17             10.27                3,785,000(f)        4,490,751
State Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Caritas Christi Obligated Group
     Series 1999A
         07-01-15              5.70                1,500,000           1,494,060
State Health & Educational Facilities Authority
     Revenue Bonds Harvard University
     Series 2002FF
         07-15-12              5.00                6,000,000           6,545,400
State Limited General Obligation Refunding
     Revenue Bonds Series 2002C
     (FGIC Insured)
         11-01-14              5.50                5,075,000           5,673,444
State Unlimited General Obligation Bonds
     Series 2002E
         01-01-08              5.50                7,000,000(h)        7,774,620
         01-01-10              5.50               12,000,000(h)       13,288,320
State Unlimited General Obligation Refunding
     Revenue Bonds Inverse Floater Series 2002
     (FGIC Insured)
         11-01-14              9.79               16,000,000(f)       19,773,440
Total                                                                 59,040,035

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of issue(c)

Michigan (5.0%)

Battle Creek Calhoun County Downtown
     Development Authority Pre-refunded
     Bonds Series 1994
         05-01-22              7.65%              $3,750,000          $4,131,075
Detroit Downtown Development Authority
     Development Area Project #1 Junior Lien
     Tax Increment Pre-refunded Bonds
     Series 1996D
         07-01-25              6.50                6,000,000           6,933,000
Detroit Water Supply System
     Refunding Revenue Bonds
     Series 1992 (FGIC Insured)
         07-01-07              6.25                  580,000             593,781
State Hospital Finance Authority
     Refunding Revenue Bonds
     Central Michigan Community Hospital
     Series 1996
         10-01-16              6.25                2,225,000           2,195,430
State Hospital Finance Authority
     Refunding Revenue Bonds
     Presbyterian Villages Obligated Group
     Series 1995
         01-01-15              6.40                1,000,000           1,007,850
         01-01-25              6.50                1,000,000             988,380
State Hospital Finance Authority
     Refunding Revenue Bonds
     Presbyterian Villages Obligated Group
     Series 1997
         01-01-15              6.38                  400,000             404,080
State Public Power Agency Refunding Revenue Bonds
     Belle River Project Series 2002A
     (MBIA Insured)
         01-01-10              5.25                8,750,000(h)        9,560,075
State Strategic Fund Limited Tax Obligation
     Refunding Revenue Bonds
     Ford Motor Series 1991A
         02-01-06              7.10                5,000,000           5,218,800
State Unlimited General Obligation Refunding
     Revenue Bonds Series 2002
         12-01-14              5.50               10,700,000          12,044,133
Summit Academy North
     Public School Academy Certificates
     of Participation Series 2001
         07-01-21              7.13                1,615,000           1,630,359
Total                                                                 44,706,963

Minnesota (0.7%)

Austin Housing & Redevelopment Authority
     Governmental Housing Gross Revenue Bonds
     Courtyard Residence Series 2000A
         01-01-20              7.15                  650,000             657,482
Minneapolis Unlimited General Obligation Bonds
     Series 2001
         12-01-03              5.00                5,080,000           5,266,791
Total                                                                  5,924,273

Missouri (1.4%)

St. Louis Regional Convention & Sports Complex
     Authority Pre-refunded Revenue Bonds
     Series 1991C
         08-15-21              7.90                8,105,000           8,479,208
State Health & Education Facilities Authority
     Revenue Bonds Park College Series 1999
         06-01-19              5.88                4,000,000           4,085,800
Total                                                                 12,565,008

Nevada (2.0%)

Clark County School District
     Residual Certificates Series 2000
     Inverse Floater (FSA Insured)
         06-15-12              9.63                5,000,000(f)        6,188,600
Clark County Special Improvement District #108
     Local Improvement Bonds Summerlin
     Series 1997
         02-01-12              6.50                4,440,000           4,585,188
Department of Business & Industry
     Capital Appreciation Revenue Bonds
     Las Vegas Monorail
     Zero Coupon Series 2000
     (AMBAC Insured)
         01-01-15              5.65                9,870,000(b)        5,497,491
Summerlin Local Improvement
     Revenue Bonds District #808
     Series 2001
         06-01-11              6.00                1,995,000           2,058,222
Total                                                                 18,329,501

New Jersey (7.8%)

New Jersey Sports & Exposition Authority
     State Contract Rites Series 2000A
     Inverse Floater (MBIA Insured)
         03-01-16             10.33                3,385,000(f)        4,066,062

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of issue(c)

New Jersey (cont.)

New Jersey Sports & Exposition Authority
     State Contract Rites Series 2000B
     Inverse Floater (MBIA Insured)
         03-01-17             10.33%              $3,535,000(f)       $4,172,219
New Jersey Sports & Exposition Authority
     State Contract Rites Series 2000C
     Inverse Floater (MBIA Insured)
         03-01-18             10.33                3,490,000(f)        4,146,399
State Building Authority Refunding Revenue Bonds
     Series 2002B (AMBAC Insured)
         12-15-08              5.25               13,000,000(h)       14,494,740
         12-15-10              5.25                9,370,000(h)       10,386,832
State Certificates of Participation Refunding Bonds
     Series 2000A
         06-15-09              5.25                9,450,000          10,471,451
State Transportation Certificates Series 2002-690
     Inverse Floater (AMBAC Insured)
         09-15-14              9.76               12,500,000(f)       15,398,250
State Transportation Trust Fund Authority
     Refunding Revenue Bonds
     Residual Certificates Inverse Floater
     Series 2000 (FSA Insured)
         06-15-14             10.73                5,000,000(f)        6,601,800
Total                                                                 69,737,753

New Mexico (0.5%)

State Highway Commission Senior Subordinated Lien
     Revenue Bonds Series 2001A
         06-15-03              4.75                4,000,000           4,073,760

New York (9.5%)

Metropolitan Transportation Authority
     Service Contract Revenue Bonds
     Series 2002B (MBIA Insured)
         01-01-14              5.50               12,500,000          13,951,750
New York City Unlimited General Obligation
     Pre-refunded Bonds Series 1994B-1
         08-15-16              7.00                8,850,000           9,724,646
New York City Unlimited General Obligation
     Refunding Bonds Series 2002C
         08-01-10              5.25               12,645,000          13,306,586
New York City Unlimited General Obligation
     Refunding Bonds Series 2002G
     (FGIC Insured)
         08-01-10              5.50               10,000,000          11,088,600
State Dormitory Authority
     New York City University System
     Consolidated 2nd Generation Resource
     Revenue Bonds Series 1993A
         07-01-18              5.75                5,500,000           6,202,955
State Dormitory Authority Revenue Bonds
     School District Financing Program
     Series 2002D (MBIA Insured)
         10-01-10              5.00               13,000,000          14,137,500
State Urban Development Revenue Bonds
     Correctional & Youth Facilities Series 2002A
         01-01-08              5.00               15,280,000          16,427,986
Total                                                                 84,840,023

Ohio (1.5%)

Carroll Water & Sewer District
     Unlimited Tax General Obligation Bonds
     Series 1998
         12-01-10              6.25                  705,000             746,306
State Highway Capital Improvements Unlimited
     General Obligation Bonds Series 2002G
         05-01-10              5.00                7,945,000(h)        8,659,811
State Unlimited General Obligation Revenue Bonds
     Series 2002B
         11-01-14              5.25                3,155,000           3,437,499
State Water Development Authority
     Pollution Control Refunding Revenue
     Bonds Cleveland Electric Illuminating
     Series 1995
         08-01-25              7.70                  300,000             320,385
Total                                                                 13,164,001

Oklahoma (0.9%)

Stillwater Medical Center Authority
     Hospital Revenue Bonds
     Series 1997B
         05-15-12              6.35                  965,000             999,055
Tulsa Industrial Authority Hospital
     Revenue Bonds Capital Appreciation
     St. John's Medical Center
     Zero Coupon Series 1990 (MBIA Insured)
         12-01-02              2.95                3,930,000(b)        3,929,686
Valley View Hospital Authority
     Refunding Revenue Bonds
     Series 1996
         08-15-14              6.00                2,695,000           2,680,393
Total                                                                  7,609,134

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of issue(c)

Pennsylvania (1.6%)

Allegheny County Industrial Development
     Authority Capital Appreciation Revenue Bonds
     Magee Women's Hospital
     Zero Coupon Series 1992 (FGIC Insured)
         10-01-17              5.81%              $5,115,000(b)       $2,405,226
Delaware County Industrial Development
     Authority Pollution Control
     Refunding Revenue Bonds
     Series 1997A
         07-01-13              6.10                4,000,000           4,191,160
Philadelphia Hospital & Higher Education
     Facilities Authority Hospital
     Revenue Bonds
     Friends Hospital Series 1993
         05-01-11              6.20                2,500,000           2,349,975
State Unlimited General Obligation
     Refunding Bonds
     Series 2002
         02-01-13              5.50                4,850,000           5,418,420
Total                                                                 14,364,781

Puerto Rico (1.4%)

Puerto Rico Electric Power Authority
     Refunding Revenue Bonds
     Series 2002-262 Inverse Floater
     (MBIA Insured)
         07-01-16              9.75                5,250,000(f,i)      6,605,550
Puerto Rico Municipal Finance Agency
     General Obligation Bonds
     Series 2000R Inverse Floater
     (FSA Insured)
         08-01-13             10.32                5,000,000(f,i)      6,116,900
Total                                                                 12,722,450

Rhode Island (0.2%)

Providence Special Tax Increment
     Obligation Bonds Series 1996D
         06-01-16              6.65                1,500,000           1,585,035

South Carolina (0.6%)

Horry County Hospital
     Refunding Revenue Bonds
     Conway Hospital Series 1992
         07-01-12              6.75                  750,000             767,445
Horry County School District
     Unlimited General Obligation Bonds
     Series 2002A
         03-01-10              5.00                4,635,000           5,020,308
Total                                                                  5,787,753

Texas (9.1%)

Austin Utility System Capital Appreciation
     Refunding Revenue Bonds Zero Coupon
     Series 1992 (AMBAC Insured)
         11-15-10              6.51                5,055,000(b)        3,659,315
Austin Utility System Capital Appreciation
     Refunding Revenue Bonds Zero Coupon
     Series 1992A (MBIA Insured)
         11-15-10              6.60               16,000,000(b)       11,582,400
Austin Utility System Refunding Revenue Bonds
     Series 2002A (AMBAC Insured)
         11-15-13              5.50                5,935,000           6,607,079
Duncanville Texas Independent School District
     Capital Appreciation Unlimited General
     Obligation Bonds Series 2001
     (Zero coupon through 8-15-03, thereafter 5.65%)
     (Permanent School Fund Guarantee)
         02-15-28              5.40               10,000,000(g)        9,907,800
Harris County Health Facilities Development
     Hermann Hospital Revenue Bonds
     Series 1994 (MBIA Insured)
         10-01-24              6.38                8,820,000           9,644,405
Houston Water & Sewer System
     Junior Lien Refunding Revenue Bonds
     Series 2002B (AMBAC Insured)
         12-01-14              5.75                8,000,000           8,983,600
Houston Water & Sewer System
     Junior Lien Refunding Revenue Bonds
     Zero Coupon Series 1991C
     (AMBAC Insured)
         12-01-08              6.60                8,000,000(b)        6,464,640
San Antonio Water Pre-refunded Revenue Bonds
     Series 1992 (FGIC Insured)
         05-15-07              6.40                  800,000             854,400

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of issue(c)

Texas (cont.)

San Antonio Water Refunding Revenue Bonds
     Escrowed to Maturity Series 1992
     (FGIC Insured)
         05-15-07              6.40%              $3,695,000          $4,258,377
San Antonio Water Revenue Bonds
     Series 2002A (FSA Insured)
         05-15-14              5.50                4,000,000           4,369,800
State Municipal Power Agency Pre-refunded
     Revenue Bonds Zero Coupon Series 1989
     (AMBAC Insured)
         09-01-09              6.90                  705,000(b)          544,168
State Municipal Power Agency Un-refunded
     Revenue Bonds Zero Coupon Series 1989
     (AMBAC Insured)
         09-01-09              6.90               17,295,000(b)       13,375,953
Tom Green County
     Health Facilities Development Hospital
     Revenue Bonds Shannon Health Systems
     Series 2001
         05-15-11              6.20                1,000,000           1,034,320
Total                                                                 81,286,257

Washington (4.9%)

Clark County School District #114 Unlimited General
     Obligation Bonds Series 2002 (FSA Insured)
         12-01-14              5.38                3,040,000           3,287,851
King & Snohomish Counties School District #417
     Unlimited General Obligation Bonds Series 2002
     (FSA Insured)
         12-01-03              3.00                3,050,000           3,098,709
King County Housing Authority Pooled Housing
     Refunding Revenue Bonds Series 1995A
         03-01-26              6.80                2,500,000           2,603,675
King County Unlimited Tax
     General Obligation Bonds
     Auburn School District #408
     Series 1992A
         12-01-06              6.38                8,000,000           8,787,440
King County Unlimited Tax
     General Obligation Bonds
     Issaquah School District #411
     Series 1992
         12-01-08              6.38               16,675,000          19,416,203
State Public Power Supply System
     Nuclear Power Project #3
     Capital Appreciation Refunding
     Revenue Bonds Zero Coupon
     Series 1989B (MBIA Insured)
         07-01-13              6.61               10,360,000(b)        6,393,881
Total                                                                 43,587,759

Wisconsin (0.3%)

State Health & Educational Facilities Authority
     Devine Savior Hospital Revenue Bonds
     Series 1999 (ACA Insured)
         06-01-28              5.70%              $3,140,000          $3,028,844

Total municipal bonds
(Cost: $787,808,358)                                                $851,974,258

Municipal notes (10.9%)
Issuer                 Effective                      Amount            Value(a)
(c,d,e,g)                  yield                  payable at
                                                    maturity
Arden Hills Housing & Health Care Facilities
     Refunding Revenue Bonds
     (Presbyterian Homes) V.R. Series 1999A
         09-01-29              1.30%              $2,475,000          $2,475,000
Bell County Texas Health Facilities Revenue Bonds
     V.R. 2nd Series 2000B (MBIA Insured)
         08-15-29              1.25                6,800,000           6,800,000
Harris County Texas Health Facilities Revenue Bonds
     (St. Lukes Episcopal Hospital) V.R. Series 2001B
         02-15-31              1.25                6,000,000           6,000,000
Illinois Development Finance Authority
     Revenue Bonds
     V.R. Series 2002 (AMBAC Insured)
         09-01-32              1.25                8,400,000           8,400,000
Illinois Health Facilities Authority Revenue Bonds
     (Elmhurst Memorial Health System) V.R.
     Series 1998A
         01-01-28              1.16                2,705,000           2,705,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Issuer                 Effective                      Amount            Value(a)
(c,d,e,g)                  yield                  payable at
                                                    maturity

Massachusetts State Health & Educational Facilities
     Authority Revenue Bonds (Massachusetts
     Health & Education Facilities)
     V.R. Series 1985D (MBIA Insured)
         01-01-35              1.20%              $3,300,000          $3,300,000
Minneapolis & St. Paul Housing & Redevelopment
     Authority Health Care System Revenue Bonds
     (Children's Health Care) V.R. Series1995B
         08-15-25              1.30                2,200,000           2,200,000
Minnesota State Higher Education Facilities
     Authority Revenue Bonds V.R. 5th Series 2002M
         10-01-20              1.25                  200,000             200,000
Missouri State Health & Educational Facilities Authority
     Revenue Bonds V.R. Series 1999B (AMBAC Insured)
         10-01-24              1.30                2,500,000           2,500,000
Missouri State Health & Educational Facilities Authority
     Revenue Bonds (Washington University) V.R.
     Series 2000B
         03-01-40              1.20               10,300,000          10,300,000
Montgomery County Ohio Revenue Bonds
     (MedAmerica) V.R. Series 1998A
         11-15-22              1.25                8,100,000           8,100,000
New York City Unlimited General Obligation Bonds
     V.R. Series 1994H (MBIA Insured)
         08-01-13              1.40                2,100,000           2,100,000
Ohio State Higher Educational Facilities Revenue Bonds
     V.R. Series 2002A
         10-01-31              1.30                5,000,000           5,000,000
Pennsylvania State Health System Authority
     Refunding Revenue Bonds
     (Geisinger Health System) V.R. Series 2000
         08-01-28              1.15               21,620,000          21,620,000
University of Missouri Revenue Bonds
     (University of Missouri)
     V.R. Series 2001A
         11-01-31              1.20                8,000,000           8,000,000
Utah County Utah Hospital Revenue Bonds
     (Intermountain Health Care Services)
     V.R. Series 2002B
         05-15-35              1.25                7,800,000           7,800,000

Total municipal notes
(Cost: $97,500,000)                                                  $97,500,000

Total investments in securities
(Cost: $885,308,358)(j)                                             $949,474,258

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA       --   ACA Financial Guaranty Corporation

     AMBAC     --   American Municipal Bond Association Corporation

     BIG       --   Bond Investors Guarantee

     CGIC      --   Capital Guaranty Insurance Company

     FGIC      --   Financial Guarantee Insurance Corporation

     FHA       --   Federal Housing Authority

     FNMA      --   Federal National Mortgage Association

     FSA       --   Financial Security Assurance

     GNMA      --   Government National Mortgage Association

     MBIA      --   Municipal Bond Investors Assurance

     XLCA      --   XL Capital Assurance

(d) The following abbreviations may be used in the portfolio descriptions:

     B.A.N.    --   Bond Anticipation Note

     C.P.      --   Commercial Paper

     R.A.N.    --   Revenue Anticipation Note

     T.A.N.    --   Tax Anticipation Note

     T.R.A.N.  --   Tax & Revenue Anticipation Note

     V.R.      --   Variable Rate

     V.R.D.B.  --   Variable Rate Demand Bond

     V.R.D.N.  --   Variable Rate Demand Note

(e) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity.

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Nov. 30, 2002. As of Nov. 30, 2002 the value of inverse floaters represented 9.8% of net assets.

(g) For zero coupon bonds that become payable at a future date, the interest rate disclosed represents the annualized effective yield from date of acquisition through maturity.

(h) At Nov. 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $65,026,925.

(i) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.4% of net assets as of Nov. 30, 2002.

(j) At Nov. 30, 2002, the cost of securities for federal income tax purposes was $885,749,730 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $66,577,544
     Unrealized depreciation                                      (2,853,016)
                                                                  ----------
     Net unrealized appreciation                                 $63,724,528
                                                                 -----------

--------------------------------------------------------------------------------
20 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Tax-Exempt Bond Fund

Nov. 30, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $885,308,358)                                                                      $949,474,258
Cash in bank on demand deposit                                                                               71,752
Capital shares receivable                                                                                   158,452
Dividends and accrued interest receivable                                                                10,050,715
Receivable for investment securities sold                                                                   200,967
                                                                                                            -------
Total assets                                                                                            959,956,144
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                           379,402
Capital shares payable                                                                                       51,096
Payable for investment securities purchased                                                              65,026,925
Accrued investment management services fee                                                                   22,067
Accrued distribution fee                                                                                     14,970
Accrued transfer agency fee                                                                                   1,335
Accrued administrative services fee                                                                           1,961
Other accrued expenses                                                                                       64,474
                                                                                                             ------
Total liabilities                                                                                        65,562,230
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $894,393,914
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  2,205,893
Additional paid-in capital                                                                              826,793,806
Accumulated net realized gain (loss)                                                                      1,228,317
Unrealized appreciation (depreciation) on investments                                                    64,165,898
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $894,393,914
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $828,426,995
                                                            Class B                                    $ 60,066,358
                                                            Class C                                    $  5,898,586
                                                            Class Y                                    $      1,975
Net asset value per share of outstanding capital stock:     Class A shares        204,322,493          $       4.05
                                                            Class B shares         14,812,109          $       4.06
                                                            Class C shares          1,454,228          $       4.06
                                                            Class Y shares                487          $       4.06
                                                                                          ---          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Tax-Exempt Bond Fund

Year ended Nov. 30, 2002
Investment income
Income:
Interest                                                               $ 45,752,914
                                                                       ------------
Expenses (Note 2):
Investment management services fee                                        4,086,654
Distribution fee
   Class A                                                                2,113,633
   Class B                                                                  575,402
   Class C                                                                   51,499
Transfer agency fee                                                         383,711
Incremental transfer agency fee
   Class A                                                                   38,958
   Class B                                                                    6,502
   Class C                                                                      694
Service fee -- Class Y                                                            3
Administrative services fees and expenses                                   375,680
Compensation of board members                                                14,780
Custodian fees                                                               49,294
Printing and postage                                                         66,055
Registration fees                                                            56,363
Audit fees                                                                   37,000
Other                                                                        10,967
                                                                             ------
Total expenses                                                            7,867,195
   Earnings credits on cash balances (Note 2)                                (9,330)
                                                                             ------
Total net expenses                                                        7,857,865
                                                                          ---------
Investment income (loss) -- net                                          37,895,049
                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                        16,547,561
   Swap transactions                                                     (2,102,767)
                                                                         ----------
Net realized gain (loss) on investments                                  14,444,794
Net change in unrealized appreciation (depreciation) on investments     (14,425,283)
                                                                        -----------
Net gain (loss) on investments                                               19,511
                                                                             ------
Net increase (decrease) in net assets resulting from operations        $ 37,914,560
                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Tax-Exempt Bond Fund

Year ended Nov. 30,                                                                      2002                  2001
Operations and distributions
Investment income (loss) -- net                                                  $ 37,895,049          $ 40,878,120
Net realized gain (loss) on investments                                            14,444,794            18,929,092
Net change in unrealized appreciation (depreciation) on investments               (14,425,283)            8,342,524
                                                                                  -----------             ---------
Net increase (decrease) in net assets resulting from operations                    37,914,560            68,149,736
                                                                                   ----------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (35,723,130)          (39,372,850)
     Class B                                                                       (1,996,207)           (1,723,409)
     Class C                                                                         (174,833)              (64,708)
     Class Y                                                                              (86)               (8,863)
                                                                                          ---                ------
Total distributions                                                               (37,894,256)          (41,169,830)
                                                                                  -----------           -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         70,523,836           117,089,854
   Class B shares                                                                  16,974,180            20,909,451
   Class C shares                                                                   3,420,432             3,917,345
   Class Y shares                                                                          --                 2,214
Reinvestment of distributions at net asset value
   Class A shares                                                                  24,601,228            27,259,304
   Class B shares                                                                   1,620,813             1,419,274
   Class C shares                                                                     152,933                60,339
   Class Y shares                                                                          --                 8,863
Payments for redemptions
   Class A shares                                                                (133,065,616)         (115,290,931)
   Class B shares (Note 2)                                                        (11,654,342)           (7,582,583)
   Class C shares (Note 2)                                                         (1,729,804)             (230,025)
   Class Y shares                                                                          --              (226,338)
                                                                                        -----              --------
Increase (decrease) in net assets from capital share transactions                 (29,156,340)           47,336,767
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           (29,136,036)           74,316,673
Net assets at beginning of year                                                   923,529,950           849,213,277
                                                                                  -----------           -----------
Net assets at end of year                                                       $ 894,393,914         $ 923,529,950
                                                                                =============         =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Tax-Exempt Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call

--------------------------------------------------------------------------------
24 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into Bond Market Association (BMA) swap agreements. BMA swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating BMA market interest rate versus a fixed interest rate. The Fund may employ BMA swaps to synthetically add or subtract principal exposure to the municipal market.

The BMA index serves as the reference for the floating market interest rate, and is a weekly high-grade market index comprised of 7-day tax-exempt variable rate demand notes produced by Municipal Market Data Group.

Risks of entering into a swap include a lack of correlation between BMA swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, BMA swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

BMA swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated.

--------------------------------------------------------------------------------
25 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Nov. 30, 2002, the Fund has entered into outstanding when-issued securities of $18,503,761 and other forward-commitments of $46,523,164.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

Year ended Nov. 30,                                                         2002             2001

Class A
Distributions paid from:
     Ordinary income -- tax-exempt interest distributions*           $35,723,130      $39,372,850
     Long-term capital gain                                                   --               --

Class B
Distributions paid from:
     Ordinary income -- tax-exempt interest distributions*             1,996,207        1,723,409
     Long-term capital gain                                                   --               --

Class C
Distributions paid from:
     Ordinary income -- tax-exempt interest distributions*               174,833           64,708
     Long-term capital gain                                                   --               --

Class Y
Distributions paid from:
     Ordinary income -- tax-exempt interest distributions*                    86            8,863
     Long-term capital gain                                                   --               --

* Tax-exempt interest distributions were 95.54% and 98.61% for the years 2002 and 2001, respectively.

As of Nov. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income                                 $   379,403
Accumulated gain (loss)                                         $ 7,223,353
Unrealized appreciation (depreciation)                          $58,170,861

--------------------------------------------------------------------------------
26 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $722,315 for Class A, $88,812 for Class B and $3,804 for Class C for the year ended Nov. 30, 2002.

During the year ended Nov. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $9,330 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
27 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $877,129,467 and $929,349,007, respectively, for the year ended Nov. 30, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Nov. 30, 2002
                                             Class A           Class B          Class C           Class Y
Sold                                       17,279,640         4,153,975          837,532                --
Issued for reinvested distributions         6,040,118           397,717           37,487                --
Redeemed                                  (32,674,273)       (2,857,314)        (425,731)               --
                                          -----------        ----------          -------           -------
Net increase (decrease)                    (9,354,515)        1,694,378          449,288                --
                                            ---------         ---------          -------           -------

                                                               Year ended Nov. 30, 2001
                                             Class A           Class B          Class C           Class Y
Sold                                       28,911,277         5,147,197          963,455               487
Issued for reinvested distributions         6,723,302           349,908           14,827             2,189
Redeemed                                  (28,409,578)       (1,870,297)         (56,751)          (55,138)
                                          -----------        ----------          -------           -------
Net increase (decrease)                     7,225,001         3,626,808          921,531           (52,462)
                                            ---------         ---------          -------           -------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Nov. 30, 2002.

--------------------------------------------------------------------------------
28 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.05        $3.93        $3.84        $4.18        $4.11
Income from investment operations:
Net investment income (loss)                                        .17          .19          .20          .21          .21
Net gains (losses) (both realized and unrealized)                    --          .12          .09         (.34)         .07
Total from investment operations                                    .17          .31          .29         (.13)         .28
Less distributions:
Dividends from net investment income                               (.17)        (.19)        (.20)        (.21)        (.21)
Net asset value, end of period                                    $4.05        $4.05        $3.93        $3.84        $4.18

Ratios/supplemental data
Net assets, end of period (in millions)                            $828         $866         $811         $877         $984
Ratio of expenses to average daily net assets(c)                   .81%         .81%         .82%         .77%         .73%
Ratio of net investment income (loss)
to average daily net assets                                       4.23%        4.54%        5.31%        5.17%        4.96%
Portfolio turnover rate (excluding short-term securities)          102%          53%          28%          45%          18%
Total return(e)                                                   4.30%        7.88%        7.89%       (3.22%)       6.96%

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.05        $3.93        $3.84        $4.18        $4.11
Income from investment operations:
Net investment income (loss)                                        .15          .16          .17          .18          .18
Net gains (losses) (both realized and unrealized)                    --          .12          .09         (.34)         .07
Total from investment operations                                    .15          .28          .26         (.16)         .25
Less distributions:
Dividends from net investment income                               (.14)        (.16)        (.17)        (.18)        (.18)
Net asset value, end of period                                    $4.06        $4.05        $3.93        $3.84        $4.18

Ratios/supplemental data
Net assets, end of period (in millions)                             $60          $53          $37          $39          $35
Ratio of expenses to average daily net assets(c)                  1.57%        1.57%        1.57%        1.53%        1.48%
Ratio of net investment income (loss)
to average daily net assets                                       3.47%        3.77%        4.55%        4.41%        4.21%
Portfolio turnover rate (excluding short-term securities)          102%          53%          28%          45%          18%
Total return(e)                                                   3.77%        7.07%        7.08%       (3.97%)       6.18%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                       2002         2001      2000(b)
Net asset value, beginning of period                              $4.06        $3.93        $3.82
Income from investment operations:
Net investment income (loss)                                        .14          .16          .07
Net gains (losses) (both realized and unrealized)                    --          .13          .11
Total from investment operations                                    .14          .29          .18
Less distributions:
Dividends from net investment income                               (.14)        (.16)        (.07)
Net asset value, end of period                                    $4.06        $4.06        $3.93

Ratios/supplemental data
Net assets, end of period (in millions)                              $6           $4          $--
Ratio of expenses to average daily net assets(c)                  1.57%        1.57%        1.57%(d)
Ratio of net investment income (loss)
to average daily net assets                                       3.39%        3.62%        5.37%(d)
Portfolio turnover rate (excluding short-term securities)          102%          53%          28%
Total return(e)                                                   3.52%        7.35%        4.89%(f)

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.06        $3.93        $3.83        $4.18        $4.11
Income from investment operations:
Net investment income (loss)                                        .18          .19          .21          .21          .21
Net gains (losses) (both realized and unrealized)                    --          .13          .10         (.35)         .07
Total from investment operations                                    .18          .32          .31         (.14)         .28
Less distributions:
Dividends from net investment income                               (.18)        (.19)        (.21)        (.21)        (.21)
Net asset value, end of period                                    $4.06        $4.06        $3.93        $3.83        $4.18

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                   .66%         .66%         .66%         .67%         .63%
Ratio of net investment income (loss)
to average daily net assets                                       4.32%        4.72%        5.46%        5.21%        5.05%
Portfolio turnover rate (excluding short-term securities)          102%          53%          28%          45%          18%
Total return(e)                                                   4.40%        8.28%        8.33%       (3.32%)       7.06%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
30 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Tax-Exempt Bond Fund (a series of AXP Tax-Exempt Series, Inc.) as of November 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2002, and the financial highlights for each of the years in the five-year period ended November 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Tax-Exempt Bond Fund as of November 30, 2002, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

January 10, 2003

--------------------------------------------------------------------------------
31 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP Tax-Exempt Bond Fund
Fiscal year ended Nov. 30, 2002

Class A
Exempt-interest dividends -- taxable status explained below.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.01126
Jan. 25, 2002                                                   0.01670
Feb. 26, 2002                                                   0.01441
March 26, 2002                                                  0.01295
April 26, 2002                                                  0.01448
May 24, 2002                                                    0.01254
June 26, 2002                                                   0.01478
July 26, 2002                                                   0.01615
Aug. 26, 2002                                                   0.01756
Sept. 26, 2002                                                  0.01374
Oct. 25, 2002                                                   0.01388
Nov. 25, 2002                                                   0.01356
Total distributions                                            $0.17201

Class B
Exempt-interest dividends -- taxable status explained below.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.00926
Jan. 25, 2002                                                   0.01370
Feb. 26, 2002                                                   0.01172
March 26, 2002                                                  0.01061
April 26, 2002                                                  0.01191
May 24, 2002                                                    0.01020
June 26, 2002                                                   0.01201
July 26, 2002                                                   0.01361
Aug. 26, 2002                                                   0.01491
Sept. 26, 2002                                                  0.01104
Oct. 25, 2002                                                   0.01137
Nov. 25, 2002                                                   0.01093
Total distributions                                            $0.14127

--------------------------------------------------------------------------------
32 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Class C
Exempt-interest dividends -- taxable status explained below.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.00927
Jan. 25, 2002                                                   0.01371
Feb. 26, 2002                                                   0.01173
March 26, 2002                                                  0.01062
April 26, 2002                                                  0.01191
May 24, 2002                                                    0.01020
June 26, 2002                                                   0.01198
July 26, 2002                                                   0.01360
Aug. 26, 2002                                                   0.01491
Sept. 26, 2002                                                  0.01103
Oct. 25, 2002                                                   0.01136
Nov. 25, 2002                                                   0.01093
Total distributions                                            $0.14125

Class Y
Exempt-interest dividends -- taxable status explained below.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.01153
Jan. 25, 2002                                                   0.01714
Feb. 26, 2002                                                   0.01475
March 26, 2002                                                  0.01325
April 26, 2002                                                  0.01478
May 24, 2002                                                    0.01286
June 26, 2002                                                   0.01521
July 26, 2002                                                   0.01650
Aug. 26, 2002                                                   0.01792
Sept. 26, 2002                                                  0.01418
Oct. 25, 2002                                                   0.01420
Nov. 25, 2002                                                   0.01395
Total distributions                                            $0.17627

Source of distributions

95.54% of tax-exempt interest distributions during the fiscal year ended Nov. 30, 2002, were derived exclusively from interest on tax-exempt securities. For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2002 was 0.0002%.

Other taxation

Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
33 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 2002 are listed below.

Alaska                        1.143%    Nevada                        2.804%
Arizona                       5.924     New Hampshire                 0.084
California                    7.994     New Jersey                    4.981
Colorado                      4.772     New Mexico                    0.123
Connecticut                   2.091     New York                      7.400
Delaware                      1.217     North Carolina                1.846
District of Columbia          3.534     Ohio                          1.046
Florida                       2.526     Oklahoma                      0.775
Georgia                       0.982     Pennsylvania                  2.905
Hawaii                        0.008     Puerto Rico                   1.594
Idaho                         0.632     Rhode Island                  0.227
Illinois                      8.242     South Carolina                0.366
Indiana                       2.121     South Dakota                  0.263
Kansas                        0.330     Tennessee                     0.014
Kentucky                      1.065     Texas                        10.824
Louisiana                     2.230     Utah                          0.076
Maryland                      1.575     Virginia                      0.068
Massachusetts                 2.859     Washington                    6.014
Michigan                      4.720     West Virginia                 0.007
Minnesota                     1.773     Wisconsin                     0.411
Mississippi                   0.213     Wyoming                       0.031
Missouri                      2.190

--------------------------------------------------------------------------------
34 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Born in 1937                                                          construction) since 1998.   materials/chemicals)
                                                                      Former President and CEO,
                                                                      Shell Oil Company
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall 183                        Board member since 2001        Private investor;           Imagistics International,
Long Close Road                                                       formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
35 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
901 S. Marquette Ave.                                                 Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
901 S. Marquette Ave.                                                 Biotech since 2000.         Corporation
Minneapolis, MN 55402                                                 Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

 *** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
Address,                               length of service              during past five years
Age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
Address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
37 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP TAX-EXEMPT BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson           111,067,180.857               4,207,907.902
Philip J. Carroll, Jr.    111,220,439.167               4,054,649.592
Livio D. DeSimone         111,143,134.319               4,131,954.440
Barbara H. Fraser         111,328,734.014               3,946,354.745
Ira D. Hall               111,226,193.508               4,048,895.251
Heinz F. Hutter           111,021,452.228               4,253,636.531
Anne P. Jones             111,267,774.723               4,007,314.036
Stephen R. Lewis, Jr.     111,343,116.560               3,931,972.199
Alan G. Quasha            111,082,064.221               4,193,024.538
Stephen W. Roszell        111,329,907.467               3,945,181.292
Alan K. Simpson           110,869,729.142               4,405,359.617
Alison Taunton-Rigby      111,192,665.927               4,082,422.832
William F. Truscott       111,357,443.913               3,917,644.846

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  94,494,730.421           8,926,861.360       5,207,069.978     6,646,427.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
38 -- AXP TAX-EXEMPT BOND FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (1/03)

AXP Tax-Exempt Bond Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6310 X (1/03)